UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2024
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K previously filed by Kulicke and Soffa Industries, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 28, 2024 (the “Original Report”). The Company is filing this Amendment in order to provide supplemental information regarding the cybersecurity incident disclosed by the Company in the Original Report. Except as expressly set forth herein, this Amendment does not amend the Original Report in any way. This Amendment supplements, and should be read in conjunction with, the Original Report.
Item 8.01     Other Events.
As disclosed in the Original Report, on May 12, 2024, the Company detected unauthorized access attempts into its network and servers. On the same day, following detection of the external threat, the Company’s cybersecurity team, together with leading third party cybersecurity experts, immediately took actions to contain and isolate the affected servers, and prevent further intrusion.
The investigation to assess the complete nature, scope and impact of the incident, including coordination with law enforcement, remains ongoing. Following further investigation, the Company has determined that the threat actor accessed and acquired some of our data, including source code, engineering information, business partner data and personally identifiable information. The Company continues to assess the complete scope and nature of the incident and the data involved.
While our investigation remains ongoing, as of the filing date of this Amendment, the Company believes that this cybersecurity incident has not had a material impact on the Company’s operations, and the Company currently does not expect that this incident is reasonably likely to materially impact the Company’s overall financial condition, results of operations or ability to meet its fiscal third quarter 2024 business outlook.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K/A contains statements relating to future events and expectations regarding our future results, including statements regarding the Company’s ongoing investigation into the incident, and the impact on the Company including the Company’s ability to meet its outlook. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations, including disruptions, breaches or failures in our information technology systems and network infrastructures, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: June 12, 2024	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)